UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): May 2, 2019

PRIMO WATER CORPORATION (Exact name of registrant as specified in its charter)

Delaware	001-34850	82-1161432
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 North Cherry Street Suite 501 Winston-Salem, NC 27104
(Address of Principal Executive Offices)(Zip Code) Registrant’s telephone number, including area code: 336-331-4000
Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
$0.001 Par Value Common Stock	PRMW	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Primo Water Corporation 2019 Omnibus Long-Term Incentive Plan; Termination of Primo Water Corporation 2010 Omnibus Long-Term Incentive Plan

On May 2, 2019, the stockholders of Primo Water Corporation (the “Company”) approved the Primo Water Corporation 2019 Omnibus Long-Term Incentive Plan (the “2019 Plan”). A description of the terms and conditions of the 2019 Plan is set forth in the Company’s definitive Proxy Statement for the 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”) as filed with the Securities and Exchange Commission on March 28, 2019 (the “2019 Proxy Statement”) under the heading “Proposal 3 – Approval of Primo Water Corporation 2019 Omnibus Long-Term Incentive Plan”, which such description is incorporated by reference herein. This summary is qualified in its entirety by the full text of the 2019 Plan set forth in Annex A to the 2019 Proxy Statement, which is incorporated by reference herein.

Effective upon stockholder approval of the 2019 Plan at the 2019 Annual Meeting, the 2019 Plan replaces, and no further awards will be made under, the Primo Water Corporation 2010 Omnibus Long-Term Incentive Plan.

Approval of Amendment No. 3 to Primo Water Corporation 2010 Employee Stock Purchase Plan

On May 2, 2019, the stockholders of the Company approved Amendment No. 3 to the Primo Water Corporation 2010 Employee Stock Purchase Plan (the “Stock Purchase Plan Amendment No. 3”). A description of the terms and conditions of the Stock Purchase Plan Amendment No. 3 is set forth in the 2019 Proxy Statement under the heading “Proposal 4 – Approval of Amendment No. 3 to 2010 Employee Stock Purchase Plan”, which such description is incorporated by reference herein. This summary is qualified in its entirety by the full text of the Stock Purchase Plan Amendment No. 3 as set forth in Annex B to the 2019 Proxy Statement, which is incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its 2019 Annual Meeting on May 2, 2019. The certified results of the matters voted upon at the meeting, which are more fully described in the 2019 Proxy Statement, are as follows:

Proposal 1 – Election of the three directors nominated by the Company’s Board of Directors as Class III directors to serve until the 2022 annual meeting of stockholders.

In voting with respect to Proposal No. 1, the Company’s stockholders may vote in favor of all persons nominated by the Company’s Board of Directors, withhold their votes as to all nominees or withhold their votes as to one or more specific nominees. In accordance with Delaware law and the Company’s Bylaws, the election of directors at the Annual Meeting was decided by a plurality of the “For” votes cast by the Company’s stockholders entitled to vote at the Annual Meeting. At the Annual Meeting, the Company’s stockholders elected each of the three persons nominated by the Board listed below to serve as a director of the Company, with the voting results set forth below:

	For	Withheld	Broker Non-Votes
Richard A. Brenner	21,796,102	7,481,108	7,010,024
Susan E. Cates	26,451,308	2,825,902	7,010,024
Charles A. Norris	26,454,642	2,822,568	7,010,024

Proposal 2 – Approval, on an advisory basis, of the compensation paid to the Company’s named executive officers in the year ended December 31, 2018.

For	Against	Abstain	Broker Non-Votes
26,112,794	3,156,972	7,444	7,010,024

Proposal 3 – Approval of the Primo Water Corporation 2019 Omnibus Long-Term Incentive Plan.

For	Against	Abstain	Broker Non-Votes
26,958,694	1,747,270	571,246	7,010,024

Proposal 4 – Approval of Amendment No. 3 to the 2010 Employee Stock Purchase Plan to extend the term thereunder for an additional five years.

For	Against	Abstain	Broker Non-Votes
29,248,115	20,646	8,449	7,010,024

Proposal 5 – Ratification of the Audit Committee’s appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for 2019:

For	Against	Abstain
36,276,301	4,757	6,176

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMO WATER CORPORATION

Date: May 2, 2019	By:	/s/ David J. Mills
	Name:	David J. Mills
	Title:	Chief Financial Officer